UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 24, 2006 (March 20, 2006)

TODCO

(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas	77042-3615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 278-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Officer Appointment and Compensation. On March 20, 2006 Mr. W. Brad James was appointed as TODCO’s Vice President, Marketing. In connection with his appointment Mr. James was granted 15,000 restricted shares of our Class A Common Stock which vest in eight equal annual installments under the TODCO 2005 Long Term Incentive Plan. Mr. James’ annual base salary was set at $210,000. Mr. James will also participate in the TODCO 2006 Performance Bonus Plan described in Item 1.01 B. of TODCO’s Current Report on Form 8-K filed February 10, 2006 which is incorporated herein by reference. The form of “Employee Restricted Stock Option Award Letter” used to make Mr. James’ grant is attached to this report as an exhibit and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits.

Exhibit number	Description
10.1	Form of Employee Restricted Stock Award Letter under the TODCO 2005 Long Term Incentive Plan (attached hereto).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO

By:	/s/ Randall A. Stafford

Randall A. Stafford
Vice President &
General Counsel
Dated: March 24, 2006

EXHIBIT INDEX

Exhibit number	Description
10.1	Form of Employee Restricted Stock Award Letter under the TODCO 2005 Long Term Incentive Plan (attached hereto).